Acacia Capital Corporation
                          Calvert Responsibly Invested
                               BALANCED PORTFOLIO

                    Supplement to April 30, 1997 Propesctus

                       Date of Supplement: July 18, 1997

      Effectively July, 18, 1997, Wendell Mackey is no longer the Portfolio manager for the equity portion of the Balanced Portfolio. Please replace the paragraph regarding Mr. Mackey under the section The Fund and its management with the following:

     The equity portion of the Balanced Portfolio, which is managed by the subadvisor, NCM capital Management Group, Inc., will be managed by a committee of the subadvisor, headed by its president, Maceo Sloan.